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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2000

                          Commission file number 1-5064


                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)

Minnesota                                 41-0343440
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(State or other jurisdiction of           I.R.S. Employer Identification number)
incorporation or organization)

5501 Norman Center Drive, Minneapolis, Minnesota      55437
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(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code: (952) 830-3300
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Item 5.  Other Events

     In a press release dated April 20, 2000, we announced earnings for the three months ended April 1, 2000. The news release is attached as Exhibit
     99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.   Description
          -----------   -----------
             99.1       Press release issued by Jostens on April 20, 2000
                        announcing earnings for the three months ended
                        April 1, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       JOSTENS, INC.
                                       Registrant


Date:  April 27, 2000                  By /s/ William J. George
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                                              William J. George
                                              Vice President, General Counsel
                                              and Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit       Description
-------       ------------
99.1          Press release issued by Jostens on April 20, 2000 announcing earnings for the three months ended April 1, 2000.